Exhibit 10.1.2

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE

CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR

CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION: [***]

Amendment #1 to the

Amended and Restated

In Flight Connectivity Services Agreement

between

Delta Air Lines, Inc.

and

Gogo LLC (f/k/a Aircell LLC)

This Amendment #1 (the “Amendment”) to the Amended and Restated In Flight Connectivity Services Agreement effective as of April 7, 2011 (the “Agreement”) between Delta Air Lines, Inc. (“Delta”) and Gogo LLC (f/k/a Aircell LLC) (“Gogo”) is entered into by the parties as of September 27, 2011 (the “Amendment #1 Effective Date”).

WHEREAS, Delta and Gogo are parties to the Agreement; and

WHEREAS, the parties wish to add a new Exhibit J to the Agreement to reflect the terms related to a trial of Gogo’s video services on certain Gogo-equipped aircraft operated by Delta.

NOW, THEREFORE, in consideration of the covenants, conditions and premises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, the parties agree as follows:

1.	Amendment. A new Exhibit J, in the form attached to this Amendment, is hereby added to the Agreement. The parties shall comply with the terms and conditions of Exhibit J.

2.	Effectiveness of the Agreement. All other terms and conditions of the Agreement remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment, effective as of the Amendment #1 Effective Date.

Gogo LLC:		Delta Air Lines, Inc.:

By:	/s/	By:	/S/

EXHIBIT J

WIRELESS DISTRIBUTION OF CONTENT

This Exhibit, which is incorporated by reference into and made a part of the Agreement, relates to Gogo’s development and implementation of an application, Wireless Distribution of Content (“WDC”) by which video content will be wirelessly distributed to passengers on Retrofit A/C who are equipped with Wi-Fi enabled laptop computers and certain handheld devices. Gogo and Delta wish to conduct a trial in which Gogo will install WDC equipment and provide WDC service to passengers on [***]. This Exhibit is intended to set forth the parties’ respective rights and obligations with respect to such trial. Capitalized terms that are used and not otherwise defined in this Exhibit have the meanings ascribed thereto in the body of the Agreement. Section references refer to sections of this Exhibit unless sections of the body of the Agreement are specifically referenced.

1.	Scope. The trial will be conducted on [***] aircraft on which ABS Equipment has previously been installed (the “Trial A/C”). The tail numbers of such aircraft are set forth on Exhibit J-1. Should Delta decide to roll out WDC after the trial, the parties will enter into a broader agreement delineating whether and to what extent the provisions of the Agreement pertaining to the Connectivity Services apply to WDC.

2.	Payment by Delta. Delta will pay Gogo, in consideration of the services it provides under this Exhibit, $[***] per Trial A/C within [***] days following Gogo’s invoice therefor. In the event that Delta and Gogo subsequently enter into an agreement to have WDC available on Delta aircraft on other than a trial basis, Delta will be entitled to receive [***] content loaders from Gogo for no additional charge.

3.	Gogo Obligations. Gogo will, at no additional cost to Delta:

[***].

4.	Schedule. The parties will negotiate in good faith an installation schedule, with the goal of completing installation and having WDC service available on all Trial A/C by the date on which Gogo’s new airborne portal is launched on Delta.

5.	Trial Period and Termination. The parties will mutually determine the date on which WDC is first made available on a revenue-generating basis to passengers on one or more Trial A/C (the “Trial Commencement Date”). The trial will continue for three months following the Trial Commencement Date.

6.	User Pricing. Gogo will determine WDC pricing with the goal of maximizing long-term revenue for both parties.

7.	Revenue Share. Gogo will pay Delta [***] of Net Revenue from WDC. As used herein, “Net Revenue” means [***].

8.	Joint Marketing. Any joint marketing activities related to WDC will be conducted in accordance with Section 7.1 of the Agreement; related marketing expenses will be funded [***].

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